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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 20, 2005

                                  ISRAMCO, INC.
             (Exact name of registrant as specified in its charter)

------------------------------- -------------------------- ---------------------
           Delaware                      0-12500                13-3145265
------------------------------- -------------------------- ---------------------
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
       of incorporation)                                    Identification No.)
------------------------------- -------------------------- ---------------------

                      11767 KATY FREEWAY, HOUSTON, TX 77079
          (Address of principal executive offices, including Zip Code)

                                  713-621-3882
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On January 20, 2005, the audit committee of the board of directors (the "Audit Committee") of Isramco, Inc. (the "Company") accepted the resignation of UHY - Mann Frankfort Stein & Lipp CPAS, LLP ("UHY LLP") (formerly - Mann Frankfort Stein & Lipp CPAS, L.L.P.) as the Company's independent accountants. Concurrent with UHY LLP's resignation, the Audit Committee appointed Malone & Bailey, PC (the "New Accountants") as the independent accounting firm to audit the financial statements of the Company for the year ended December 31, 2004.

        The reports by UHY LLP with respect to the Company's financial statements for each of the years ended December 31, 2002 and 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2002 and 2003 and during the subsequent interim period, there were no disagreements between the Company and UHY LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of UHY LLP, would have caused it to make reference to the subject matter thereof in connection with its reports.

        During the fiscal years ended December 31, 2002 and 2003 and through the date of this report, UHY LLP did not advise the Company with respect to any matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

        During the fiscal years ended December 31, 2002 and 2003 and through the date of this report, the Company did not consult with the New Accountants regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

        The Company has provided UHY LLP with a copy of the foregoing disclosure. Attached as an exhibit hereto is a copy of UHY LLP's letter, dated January 24, 2005, in response to the foregoing disclosure. A copy of the Company's press release announcing the appointment of the New Accountants is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements.

           None.

    (b) Pro Forma Financial Information

           None.

    (c) Exhibits:

(16) Letter from UHY - Mann Frankfort Stein & Lipp CPAS, LLP to the Securities and Exchange Commission dated January 24, 2005.

99.1 Press release dated January 24, 2005.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 24, 2005                 ISRAMCO, INC.

                                         By: /s/ Haim Tsuff

                                             Haim Tsuff

                                             Chief Executive Officer